SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549



                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported)  February 11, 1999
                                                     -----------------

                           NIPSCO INDUSTRIES, INC.
   ----------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)


           Indiana                 1-9779               35-1719974
       ----------------         ------------        ------------------
       (State or Other           (Commission           (IRS Employer
       Jurisdiction of          File Number)        Identification No.)
        Incorporation)

   801 E. 86TH PLACE, MERRILLVILLE, INDIANA                      46410
   ----------------------------------------------------------------------
   (Address of Principal Executive Offices)                    (Zip Code)


   Registrant's telephone number, including area code      (219) 853-5200
                                                           --------------


   ______________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)

   Item 5.   Other Events.
   ----------------------


        On February 12, 1999, the acquisition by NIPSCO Industries, Inc. of Bay State Gas Company was completed. Attached is the press release dated February 11, 1999 announcing the receipt by NIPSCO and Bay State of the receipt of final approval from the U.S. Securities and Exchange Commission which permitted the merger to go forward. Attached is the press release dated February 12, 1999 announcing the closing of the merger.


   The following exhibits are filed herewith:


   2.1  Press release dated February 11, 1999.

   2.2  Press release dated February 12, 1999.

                                  SIGNATURE


        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NIPSCO INDUSTRIES, INC.
                                      (Registrant)



   Dated: February 12, 1999           By:  /s/ Nina M. Rausch
                                           ------------------------------
                                           Name:   Nina M. Rausch
                                           Title:  Secretary

                                EXHIBIT INDEX




   EXHIBIT NUMBER                DESCRIPTION
   -------------                 -----------

        2.1            Press release dated February 11, 1999.

        2.2            Press release dated February 12, 1999.